SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 20, 2010

RINEON GROUP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-148189	98-0577859
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4140 E. Baseline Road, Suite 201
Mesa, AZ 85206
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(480) 634-4152
(ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2010, Tore Nag, Michael Hlavsa, Keith Laslop and Leo de Waal, submitted letters of resignation notifying us that they resigned from their positions as directors and officers of Rineon Group, Inc. (the “Company”), effective January 20, 2010.  The resignations of Messrs. Nag, Hlavsa, Laslop and de Waal were not the result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies) or practices.  A copy of the resignation letters are attached as Exhibits 99.1, 99.2, 99.3 and 99.4 to this current Report on Form 8K.

ITEM 9.01 Financial Statements and Exhibits.

99.1           Resignation Letter of Tore Nag dated January 1, 2010.

99.2           Resignation Letter of Michael Hlavsa dated January 1, 2010.

99.3           Resignation Letter of Keith Laslop dated January 1, 2010.

99.4           Resignation Letter of Leo de Waal dated January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RINEON GROUP, INC.
Dated: January 27, 2010
By: /s/Thomas R. Lindsay, Jr.
Thomas R. Lindsay, Jr. President